                                                                   EXHIBIT 10.30

                   INTEGON CORPORATION AMENDED AND RESTATED
                         OMNIBUS LONG-TERM PERFORMANCE
                          INCENTIVE COMPENSATION PLAN


ARTICLE 1 - PURPOSE AND TERM OF PLAN
---------  -------------------------

1.1   Purpose.  The purposes of the Plan are to aid the Company in attracting
      -------
and retaining Key Employees through a competitive compensation package, to stimulate the efforts of such Key Employees and to strengthen their desire to remain with the Company, to aid the Company in attracting superior individuals to serve as Nonemployee Directors and to provide appropriate compensation to such Nonemployee Directors for their Service. Towards this end, the Plan provides that the Committee may grant (i) non-qualified stock options (i.e., options that are not incentive stock options within the meaning of Section 422 of the Code) to Key Employees and Nonemployee Directors, (ii) Performance Awards to Key Employees payable in cash or deferred compensation that is denominated in Common Stock share units or both and (iii) Units to Key Employees payable in cash and Common Stock, all as more fully described herein. The Plan also provides (i) for the grant of Common Stock to Nonemployee Directors as part of such Nonemployee Directors' annual compensation and (ii) that such Nonemployee Directors may take their remaining compensation in the form of cash, Common Stock, Restricted Stock or non-qualified stock options.

1.2   Term.  The Plan replaces and supersedes the Integon Corporation 1992 Non-
      ----
Employee Directors Stock Plan, except with respect to shares of Common Stock issued and outstanding under such 1992 Non-Employee Directors Stock Plan which will continue to be governed by the terms of such plan. The Plan shall become effective as of February 8, 1996; provided that for purposes of Article 9, the Plan shall become effective on June 1, 1995. Awards shall not be granted under Articles 8 and 9 of the Plan after May 16, 2001, except that the Committee may grant Performance Awards and value Units after such date in recognition of performance for Performance Periods and Unit Periods commencing prior to such date. Notwithstanding the foregoing, the Plan is hereby amended and restated for all Awards granted hereunder after December 31, 1996. In addition, with respect to Awards made under Article 9 prior to January 1, 1997, the amendments effected hereby shall be applicable only to Unit Periods commencing after December 31, 1996.

ARTICLE 2 - DEFINITIONS
---------   -----------

2.1   Annual Dollar Value.  "Annual Dollar Value" of a Unit means the dollar
      -------------------
value (with fractions of a cent rounded up to the nearest cent) resulting from multiplying the Initial Dollar Value of such Unit by the applicable Multiplier for the applicable Unit Period and dividing such product by three (3). As an example, using the chart of Multipliers attached as Exhibit A hereto, for a Unit with an Initial Dollar Value of $13.00, the Annual Dollar Value of such Unit would be $4.95 ($13.00 multiplied by 114.1% and divided by 3) for the applicable Unit Period if the Growth in Net Written Premiums and Combined Operating Ratio for such Unit Period were H% and CC.5%, respectively.

2.2   Award.  "Award" means any form of cash, deferred compensation that is
      -----
denominated in Common Stock share units, Common Stock, stock options, Performance Awards, Deferral Restricted Stock, Deferral Stock Options or Units granted under Articles 7, 8, 9 or 10 of the Plan to a Participant selected by the Committee pursuant to such terms, conditions, restrictions and/or limitations, if any, as the Committee may establish.

2.3   Award Date.  "Award Date" shall have the meaning given such term in
      ----------
Section 8.4.

2.4   Award Payment Date.  "Award Payment Date" means the date the Performance
      ------------------
Awards for a Performance Period shall be paid to Participants. The Award Payment Date for a Performance Period shall occur as soon as administratively possible following the completion of the certifications required pursuant to Subsection 8.6.3.

2.5   Board.  "Board" means the Board of Directors of Integon.
      -----

2.6   Cause.  "Cause" means, in the case of a Nonemployee Director, termination
      -----
of such Nonemployee Director's Service by Integon's shareholders for cause pursuant to the Bylaws of Integon.

"Cause" means, in the case of a Key Employee, termination of such Key Employee's employment by the Company because of (a) the willful and continued failure by the Participant to perform substantially all of his or her duties with the Company (other than any such failure resulting from the Participant's incapacity due to physical or mental illness) after a demand for substantial performance is delivered to the Participant by the Chairman of the Board or the CEO that specifically identifies the manner in which the Participant has not substantially performed his or her duties, or (b) the willful engaging by the Participant in illegal conduct that is materially and demonstrably injurious to the Company. For purposes of this definition, no act, or failure to act, on the Participant's part shall be considered "willful" unless done, or omitted to be done, by the Participant in bad faith and without reasonable belief that the Participant's action or omission was in, or not opposed to, the best interest of the Company. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or based upon the advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by the Participant in good faith and in the best interest of the Company. The Participant's attention to matters not directly related to the business of the Company shall not provide a basis for termination for Cause as long as the Board has approved the Participant's engagement in such activities. Notwithstanding the foregoing, the Participant shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to the Participant a copy of a resolution duly adopted by the affirmative vote of not less than three quarters of the entire membership of the Board at a meeting called and held for the purpose (after reasonable notice to the Participant and an opportunity for the Participant, together with the Participant's counsel, to be heard before the Board), finding that in the good faith opinion of the Board the Participant was guilty of the conduct set forth above in (a) or (b) of this definition and specifying the particulars thereof in detail.

2.7   CEO.  "CEO" means the Chief Executive Officer of Integon.
      ---

2.8   Change In Control.  "Change In Control" means the following:
      -----------------

      2.8.1 A tender offer or exchange offer is made whereby the effect of such offer is to take over and control the affairs of Integon and such offer is consummated for the ownership of securities of Integon representing 50% or more of the combined voting power of Integon's then-outstanding voting securities;

      2.8.2 Integon is merged or consolidated with another corporation and, as a result of such merger or consolidation, outstanding securities representing less than 50% of the voting power of the surviving or resulting corporation shall then be owned in the aggregate by the former shareholders of Integon other than affiliates within the meaning of the Exchange Act of any party to such merger or consolidation;

      2.8.3 Integon transfers all or substantially all of its assets to another corporation or entity that is not a wholly owned Subsidiary of Integon;

      2.8.4 Any "person" (as such term is used in Sections 3(a)(9) and 13(d)(3) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of Integon representing 50% or more of the combined voting power of Integon's then-outstanding securities; or

      2.8.5 As the result of a tender offer, merger, consolidation, sale of assets, or contested election, or any combination of such transactions, the persons who were members of the Board immediately before the transaction cease to constitute at least a majority thereof.

2.9   Change In Control Price.  "Change In Control Price" means the highest
      -----------------------
closing price per share paid for the purchase of Common Stock during the ninety
(90) day period ending on the date the Change In Control occurs on the primary securities exchange on which the Common Stock is then traded, or the merger or tender price if higher.

2.10  Change in Ownership.  "Change in Ownership" means a Change In Control that
      -------------------
results directly or indirectly in Integon's Common Stock ceasing to be actively traded on the primary securities exchange on which the Common Stock is traded immediately prior to such Change in Control.

2.11  Code.  "Code" means the Internal Revenue Code of 1986, as amended from
      ----
time to time, including regulations thereunder and successor provisions and regulations thereto.

2.12  Combined Operating Ratio.  "Combined Operating Ratio" means, for the
      ------------------------
Company on a consolidated basis for any period, the sum of (i) the statutory expense ratio, plus (ii) the statutory loss ratio rounded to the nearest one-half percentage point (0.5%).

2.13  Committee.  "Committee" means the Compensation and Personnel Committee of
      ---------
the Board, unless and until its members are not qualified to serve on the Committee pursuant to the provisions of the Plan, in which case the Board will designate the members of the Committee; provided that the Committee shall at all times consist of two or more Directors, each of whom is both a "disinterested person" within the meaning of Rule 16b-3 under the Exchange Act and an "outside director" within the meaning of the definition of such term as contained in Treasury Regulation Section 1.162-27(e)(3), or any successor definition; provided further that no Director shall be appointed a member of the Committee who has received any Award other than an Award under Article 10 in the year prior to such appointment; provided further that no Committee member may receive an Award other than pursuant to Article 10.

2.14  Common Stock.  "Common Stock" means common stock, $.01 par value per
      ------------
share, of Integon, which may be newly issued shares, shares issued and outstanding, treasury stock or shares owned by a Subsidiary.

2.15  Company.  "Company" means Integon and its Subsidiaries.
      -------

2.16  Covered Employee.  "Covered Employee" means an Employee who is a "covered
      ----------------
employee" within the meaning of Section 162(m) of the Code.

2.17  Deferral Restricted Stock.  "Deferral Restricted Stock" means Common Stock
      -------------------------
of the Company that is subject to the risk of forfeiture and other conditions set forth in Section 10.3.2.

2.18  Deferral Restriction Period.  "Deferral Restriction Period" means, for
      ---------------------------
Deferral Restricted Stock, the period ending 3 years after the Effective Date of such Deferral Restricted Stock.

2.19  Deferral Stock Options.  "Deferral Stock Options" means options to
      ----------------------
purchase shares of Common Stock having the terms and conditions set forth in
Section 10.3.3.

2.20  Director.  "Director" means a director of Integon.
      --------

2.21  Disability.  "Disability" means a disability as determined under the
      ----------
Salary Continuation Plan of Integon or any successor or replacement long-term disability plan maintained by the Company.

2.22  Effective Date.  "Effective Date" means the date an Award is determined to
      --------------
be effective by the Committee upon the grant of such Award.

2.23  Employee.  "Employee" means any employee of Integon or any Subsidiary but
      --------
excludes Directors who are not also employees of Integon or any Subsidiary.

2.24  Exchange Act.  "Exchange Act" means the Securities Exchange Act of 1934,
      ------------
as amended from time to time, including rules promulgated thereunder and successor provisions and rules thereto.

2.25  Final Dollar Value.  "Final Dollar Value" of a Unit means the sum of the
      ------------------
Annual Dollar Value of such Unit for each of the three Unit Periods in the three-year Unit Cycle for such Unit.

2.26  Growth in Net Written Premiums.  "Growth in Net Written Premiums" means
      ------------------------------
the annual percentage increase, rounded to the nearest whole percentage point, in the Net Written Premiums of the Company calculated for the applicable Unit Period by subtracting the Net Written Premiums for the immediately prior fiscal year ("Starting Premiums") from the Net Written Premiums for the subject fiscal year and dividing such difference by the Starting Premiums.

2.27  Initial Dollar Value.  "Initial Dollar Value" of a Unit means the dollar
      --------------------
value established for such Unit by the Committee prior to the Award of such Unit.

2.28  Initial Election Date.  "Initial Election Date" means, for each
      ---------------------
Nonemployee Director, the later to occur of (i) the date of Integon's 1996 annual shareholders' meeting or (ii) the date of the Nonemployee Director's initial election or appointment to the Board.

2.29  Insurance Subsidiary.  "Insurance Subsidiary" means a Subsidiary engaged
      --------------------
in the business of issuing insurance policies.

2.30  Integon.  "Integon" means Integon Corporation, a Delaware corporation.
      -------

2.31  Key Employee.  "Key Employee" means a senior level Employee of the Company
      ------------
who holds a position of responsibility in a managerial, administrative, or professional capacity.

2.32  Multiplier.  "Multiplier" means the number, established by the Committee
      ----------
in the manner set forth in this Plan, that is used to obtain the Annual Dollar Value for a particular Unit based upon targeted levels of Growth in Net Written Premiums and Combined Operating Ratio for each Unit Period in the Unit Cycle for such Unit.

2.33  Negative Discretion.  "Negative Discretion" means the discretion
      -------------------
authorized by the Plan to be applied by the Committee in determining the size of an Award for a Performance Period if, in the Committee's sole judgment, such application is appropriate. Negative Discretion may only be used by the Committee to eliminate or reduce the size of an Award under Article 8. By way of example and not by way of limitation, in no event shall any discretionary authority granted to the Committee by the Plan, including but not limited to Negative Discretion, be used to: (a) grant Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained; or (b) increase an Award above the maximum amount payable under Article 8 of this Plan.

2.34  Net Written Premiums.  "Net Written Premiums" means the aggregate for each
      --------------------
Insurance Subsidiary, but without duplication for Insurance Subsidiaries that are Subsidiaries of Insurance Subsidiaries, of the amount of premiums written (after deducting or adding premiums on business ceded to or assumed from others) as determined in accordance with Statutory Accounting Practices.

2.35  Nonemployee Director. "Nonemployee Director" means a member of the Board
      --------------------
who is not an Employee.

2.36  Participant.  "Participant" means any Key Employee or Nonemployee Director
      -----------
who has been selected for a grant of stock options pursuant to Article 7, any Key Employee who, for a Performance Period, has been selected to participate in the Performance Award Program pursuant to Article 8, any Key Employee who has been selected for a grant of Units pursuant to Article 9 and/or any Nonemployee Director who is eligible to receive a grant of Common Stock pursuant to Article 10, or who elects to receive Common Stock, Deferral Restricted Stock or Deferral Stock Options pursuant to Article 10.

2.37  Performance Awards.  "Performance Awards" means the cash and deferred
      ------------------
compensation denominated in Common Stock share units granted to Key Employees pursuant to Article 8.

2.38  Performance Criteria.  "Performance Criteria" means the one or more
      --------------------
criteria that the Committee shall select for purposes of establishing the Performance Goal(s) for a Performance Period. The Performance Criteria that will be used to establish such Performance Goal(s) shall be limited to the following: return on net assets, return on shareholders' equity, return on assets, return on capital, shareholder returns, profit margin, earnings per share, net earnings, operating earnings, Common Stock price per share and sales or market share. To the extent required by Section 162(m) of the Code, the Committee shall, within the first 90 days of a Performance Period (or, if longer, within the maximum period allowed under Section 162(m) of the Code), define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period.

2.39  Performance Goals.  "Performance Goals" means, for a Performance Period,
      -----------------
the one or more goals established by the Committee for a Performance Period based upon Performance Criteria. The Committee is authorized at any time during the first 90 days of a Performance Period, or at any time thereafter (but only to the extent the exercise of such authority after the first 90 days of a Performance Period would not cause the Awards granted to the Covered Employees for the Performance Period to fail to qualify as "performance-based compensation" under Section 162(m) of the Code), in its sole and absolute discretion, to adjust or modify the calculation of a Performance Goal for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants, (a) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development; (b) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions; and (c) in view of the Committee's assessment of the business strategy of the Company, performance of comparable organizations, economic and business conditions, and any other circumstances deemed relevant.

2.40  Performance Period.  "Performance Period" means the one or more periods of
      ------------------
time at least one year in length, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to the payment of a Performance Award.

2.41  Performance Restricted Period.  "Performance Restricted Period" means with
      -----------------------------
respect to Common Stock share units credited to a three-year deferred compensation account for a particular Performance Award the three-year period commencing on the Award Date of such Performance Award and with respect to Common Stock share units credited to a five-year deferred compensation account for a particular Performance Award the five-year period commencing on the Award Date of such Performance Award.

2.42  Plan.  "Plan" means this Integon Corporation Omnibus Long-Term Performance
      ----
Incentive Compensation Plan, as amended and restated hereby.

2.43  Retirement.  "Retirement" means, in the case of a Key Employee, a
      ----------
voluntary termination by such Key Employee from employment by the Company, (i) on or after attainment of age 65, (ii) on or after the attainment of age 60 if the Participant has 10 years of employment with the Company or (iii) when the sum of the Participant's age and the Participant's years of employment with the Company equals or exceeds 80.

"Retirement" means, in the case of a Nonemployee Director, the termination of such Nonemployee Director's Service at the end of such Nonemployee Director's scheduled term as a Director, or at any earlier time with the consent of the Board.

2.44  Rule 16b-3.  "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange
      ----------
Act, or any successor or replacement provision.

2.45  Service.  "Service" means service as a Director.
      -------

2.46  Statutory Accounting Practices.  "Statutory Accounting Practices" means,
      ------------------------------
with respect to any Insurance Subsidiary, the statutory accounting practices prescribed or permitted by the insurance department or similar governmental authority charged with regulating insurance companies or insurance holding companies in its state of domicile, consistent with the past practices of such Insurance Subsidiary.

2.47  Subsidiary.  "Subsidiary" means a corporation or other business entity in
      ----------
which Integon directly or indirectly has an ownership interest of 50% or more.

2.48  Unit.  "Unit" means an Award under this Plan representing a promise by the
      ----
Corporation to pay an amount in accordance with Article 9.

2.49  Unit Grant Notice.  "Unit Grant Notice" means notice to Key Employees of
      -----------------
grants of Units pursuant to Article 9.

2.50  Unit Cycle.  "Unit Cycle" means, for a particular Unit, the three-year
      ----------
period commencing on the first day of the Company's fiscal year in which such Unit is awarded and ending on the last day of the Company's second fiscal year following the fiscal year in which such Unit is awarded.

2.51  Unit Period.  "Unit Period" means, for a particular Unit, each one of the
      -----------
Company's fiscal years in the three-year Unit Cycle for such Unit.

ARTICLE 3 - ELIGIBILITY
---------   -----------

3.1   In General.  Only Key Employees and Nonemployee Directors are eligible to
      ----------
participate in Awards under Article 7. Only Key Employees are eligible to participate in Awards under Articles 8 and 9 of the Plan. Only Nonemployee Directors shall participate in Awards under Article 10 of the Plan. For purposes of Articles 7, 8 and 9 of the Plan, the Committee shall select, from time to time, Participants from those Key Employees and Nonemployee Directors who, in the opinion of the Committee, can further the Plan's purposes. Once a Participant is so selected, the Committee shall determine the type or types of Awards to be made to the Participant and shall establish in the related Stock Option Agreement or Unit Grant Notice the terms, conditions, restrictions, and/or limitations, if any, applicable to the Awards in addition to those set forth in this Plan and the administrative rules and regulations issued by the Committee.

ARTICLE 4 - PLAN ADMINISTRATION
---------   -------------------

4.1   Responsibility.  The Committee shall have total and exclusive
      --------------
responsibility to control, operate, manage, and administer the Plan in accordance with its terms.

4.2   Authority of the Committee.  The Committee shall have all the authority
      --------------------------
that may be necessary or helpful to enable it to discharge its responsibilities with respect to the Plan. Without limiting the generality of the preceding sentence, the Committee shall have the exclusive right to: (a) interpret the Plan; (b) determine eligibility for participation in the Plan; (c) decide all questions concerning eligibility for and the amount of Awards payable under the Plan; (d) construe any ambiguous provision of the Plan; (e) correct any defect;
(f) supply any omission; (g) reconcile any inconsistency; (h) issue administrative guidelines as an aid to the administration of the Plan and make changes in such guidelines as it from time to time deems proper; (i) make regulations for carrying out the Plan and make changes in such regulations as it from time to time deems proper; (j) determine whether Awards should be granted singly, in combination, or in tandem; (k) to the extent permitted under the Plan, grant waivers of Plan terms, conditions, restrictions, and limitations;
(l) accelerate the vesting, exercise, or payment of an Award, other than Awards made under Article 10, or the Performance Period, Performance Cycle or Unit Period of an Award when such action or actions would be in the best interest of the Company; (m) grant Awards in replacement of Awards previously granted under this Plan or any other executive compensation plan of the Company; (n) establish and administer the Performance Goals and certify whether, and to what extent, they have been attained; and (o) take any and all other action it deems necessary or advisable for the proper operation or administration of the Plan.

4.3   Discretionary Authority.  The Committee shall have full discretionary
      -----------------------
authority in all matters related to the discharge of its responsibilities and the exercise of its authority under the Plan including without limitation its construction of the terms of the Plan and its determination of eligibility for participation and Awards under the Plan. It is the intent of the Plan that the decisions of the Committee and its action with respect to the Plan shall be final, binding and conclusive upon all persons having or claiming to have any right or interest in or under the Plan.

4.4   Section 162(m) of the Code.  With regard to all Covered Employees, the
      --------------------------
Plan shall, for all purposes, be interpreted and construed so as to ensure compliance with Section 162(m) of the Code.

4.5   Action by the Committee.  The Committee may act only by a majority of its
      -----------------------
members. Any determination of the Committee may be made, without a meeting, by a writing or writings signed by all of the members of the Committee. In addition, the Committee may authorize any one or more of its members or the General Counsel of the Company to execute and deliver documents on behalf of the Committee.

4.6   Delegation of Authority.  The Committee may delegate some or all of its
      -----------------------
authority under the Plan to any person or persons provided that any such delegation be in writing; provided, however, that only the Committee may select and grant Awards to Participants who are subject to Section 16 of the Exchange Act or are Covered Employees.

ARTICLE 5 - FORMS OF AWARDS
---------   ---------------

5.1   In General.  Awards may be paid in the form of stock options pursuant to
      ----------
Article 7, Performance Awards in cash or deferred compensation denominated in shares of Common Stock share units pursuant to Article 8, Units in the form of Common Stock or cash pursuant to Article 9, and cash, Common Stock, Deferral Restricted Stock, and Deferral Stock Options pursuant to Article 10. All Awards shall be subject to the terms, conditions, restrictions and limitations of the Plan. The Committee may, in its sole judgment, subject an Award, except awards granted pursuant to Article 10, to such other terms, conditions, restrictions and/or limitations (including, but not limited to, the time and conditions of exercise and restrictions on transferability and vesting), provided they are not inconsistent with the terms of the Plan. Awards under a particular Article of the Plan need not be uniform. Any combination of Awards may be granted at one time and on more than one occasion to the same Key Employee or Nonemployee Director. For purposes of the Plan, the value of any Award granted in the form of Common Stock shall be the closing price at which a share of Common Stock shall have been sold on the date of the grant's Effective Date, or on the next preceding trading day if such date was not a trading date, on the primary securities exchange on which the Common Stock is then traded.

ARTICLE 6 - SHARES SUBJECT TO PLAN
---------   ----------------------

6.1   Available Shares.  The maximum number of shares of Common Stock that shall
      ----------------
be available for grant of Awards under the Plan during its term, shall not exceed 1,000,000. (Such amount shall be subject to adjustment as provided in Section 6.2.) Any shares of Common Stock subject to Awards that terminate by expiration, forfeiture, cancellation or surrender for any reason without the issuance of such shares shall become again available for grant under the Plan; provided that if such shares of Common Stock subject to Awards are settled in cash in lieu of Common Stock or are exchanged with the Committee's permission for Awards not involving Common Stock, such shares shall not be available again for grant under the Plan. The maximum number of shares available for issuance under the Plan shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional shares of Common Stock.

6.2   Adjustment to Shares.
      --------------------

      6.2.1 In General. The provisions of this Subsection 6.2.1 are subject to the limitation contained in Subsection 6.2.2. If there is any change in the number of outstanding shares of Common Stock through the declaration of stock dividends, stock splits or the like, the number of shares available for Awards, the shares subject to any Award, the number of Common Stock share units held in a three-year or five-year deferral compensation account and the option prices or exercise prices of Awards shall be automatically adjusted. If there is any change in the number of outstanding shares of Common Stock through any change in the capital account of Integon, or through a merger, consolidation, separation (including a spin-off or other distribution of stock or property), reorganization (whether or not such reorganization comes within the meaning of such term in Section 368(a) of the Code) or partial or complete liquidation, the Committee shall make appropriate adjustments in the maximum number of shares of Common Stock which may be issued under the Plan and any adjustments and/or modifications to outstanding
      Awards as it, in its sole discretion, deems appropriate. In the event of any other change in the capital structure or in the Common Stock of Integon, the Committee shall also be authorized to make such appropriate adjustments in the maximum number of shares of Common Stock available for issuance under the Plan and any adjustments and/or modifications to outstanding

      Awards as it, in its sole discretion, deems appropriate. The maximum number of shares available for issuance under the Plan shall be automatically adjusted to the extent necessary to reflect any dividend equivalents paid in the form of Common Stock.

      6.2.2 Covered Employees. In no event shall the Award of any Participant who is a Covered Employee be adjusted pursuant to Subsection 6.2.1 to the extent it would cause such Award to fail to qualify as "performance-based compensation" under Section 162(m) of the Code.

ARTICLE 7 - STOCK OPTIONS
---------   -------------

7.1   In General.  Awards may be granted by the Committee to Key Employees and
      ----------
Nonemployee Directors in the form of non-qualified stock options (i.e., stock options that are not incentive stock options within the meaning of Section 422 of the Code). All Awards under the Plan granted to Covered Employees in the form of stock options are intended to qualify as "performance-based compensation" under Section 162(m) of the Code.

7.2   Terms and Conditions of Stock Options.  A stock option shall be
      -------------------------------------
exercisable in whole or in such installments and at such times as may be determined by the Committee and may contain such other terms and conditions as determined by the Committee. All stock options granted under this Plan shall expire no later than 10 years after the Effective Date of such option. The price at which Common Stock may be purchased upon exercise of a stock option shall be not less than 100% of the fair-market value of the Common Stock, as determined by the Committee, on the Effective Date of the option.

7.3   Option Agreements.  Each Award of a stock option under this Plan shall be
      -----------------
evidenced by a written agreement (a "Stock Option Agreement") signed by the Participant and containing such terms and conditions as the Committee may determine from time to time pursuant to this Plan.

7.4   Additional Terms and Conditions.  The Committee may, by way of the Stock
      -------------------------------
Option Agreement or otherwise, establish such other terms, conditions, restrictions and/or limitations, if any, with respect to any stock option Award, provided they are not inconsistent with the Plan.

7.5   Exercise.  Upon exercise, the option price of a stock option may be paid
      --------
in cash, shares of Common Stock, a combination of the foregoing, or such other consideration as the Committee may deem appropriate. The Committee shall establish appropriate methods for accepting Common Stock, whether restricted or unrestricted, and may impose such conditions as it deems appropriate on the use of such Common Stock to exercise a stock option. Subject to Section 11.1, stock options awarded under the Plan may be exercised by way of a broker-assisted exercise program, provided such program is available at the time of the option's exercise. The Committee may permit a Participant to satisfy any amounts required to be withheld under the applicable federal, state, and local tax laws in effect from time to time by electing to have the Company withhold a portion of the shares of Common Stock to be delivered for the payment of such taxes.

7.6   Termination of Employment or Service.  Stock options granted to a Key
      ------------------------------------
Employee under Article 7 of this Plan that remain outstanding on the date of such Key Employee's termination of employment with the Company shall cease to be exercisable and shall terminate and be forfeited on the date of such Employee's termination of employment, except as otherwise provided in this Section 7.6 and
Section 7.8. Stock options granted to a Nonemployee Director under Article 7 of this Plan that remain outstanding on the date of such Nonemployee Director's termination of Service shall cease to be exercisable and shall terminate and be forfeited on the date of such Nonemployee Director's termination of Service, except as otherwise provided in this Section 7.6 and Section 7.8. Notwithstanding the foregoing, (i) stock options granted under Article 7 of this Plan to a Key Employee, who immediately prior to acceptance of employment with the Company served as a Nonemployee Director, shall continue to be exercisable after the date of such Key Employee's termination of employment if at such time such Key Employee continues to serve as a Director and (ii) such stock options shall cease to be exercisable and shall terminate and be forfeited on the date of such Participant's termination of Service, except as otherwise provided in this Section 7.6 and Section 7.8. To the extent permitted under Rule 16b-3, on the date of a Participant's termination of employment or Service with the Company because of death, Disability or Retirement, all of such Participant's unexercised stock options granted under this Plan shall remain exercisable, to the extent such options were exercisable at the time of termination, for an additional period of up to one year after the date of such Participant's termination (but in no event beyond the original expiration date of such stock options). If a Participant's employment or Service with the Company terminates for any other reason, other than for Cause, all of such Participant's unexercised stock options granted under this Plan shall remain exercisable for a period of up to 90 days after the Participant's termination (but not beyond the original expiration date of such options) to the same extent as they were exercisable on the date of Participant's termination.

7.7   No Shareholder Rights.  A Participant shall have neither rights to
      ---------------------
dividends nor other rights of a shareholder with respect to stock options granted under this Plan until such Participant has exercised the option and received shares of Common Stock upon payment in full.

7.8   Change in Control.  Notwithstanding any contrary provision in the Plan,
      -----------------
upon a Change in Control, no additional terms, conditions, restrictions, or limitations shall be placed upon any stock option granted under this Article 7, and each stock option outstanding shall become immediately exercisable as to all of the shares of Common Stock covered thereby. In addition, upon a Change in Ownership, each outstanding stock option granted under this Article 7 shall be converted into the right to receive, as soon as practicable but in no event later than thirty (30) days after the Change in Ownership, for each share of Common Stock purchasable under such stock option an amount in cash equal to the difference between the Change In Control Price and the per share exercise price of such stock option. In the event that the exercise price of an outstanding stock option is equal to or greater than the Change In Control Price, such stock option shall have a value of zero, shall be cancelled, and the owner thereof shall not be entitled to receive any payment.


7.9   Maximum Award Payable.  Notwithstanding any provision contained in the
      ---------------------
Plan to the contrary, the maximum number of shares of Common Stock for which stock options may be granted under the Plan in any calendar year to any one Participant is 45,000 shares of Common Stock.

ARTICLE 8 - PERFORMANCE AWARD PROGRAM
---------   -------------------------

8.1   Eligibility.  Only Key Employees shall be eligible to receive Performance
      -----------
Awards. Within the first 90 days of a Performance Period (or, if longer, within the maximum period allowed under Section 162(m) of the Code), the Committee shall select those Key Employees who will be Participants for such Performance Period. However, designation of a Key Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive a Performance Award for the Performance Period. The entitlement of any Participant to payment of a Performance Award for such Performance Period shall be decided solely in accordance with the provisions of this Article 8.
Moreover, designation of a Key Employee as a Participant for a particular Performance Period shall not require designation of such Key Employee as a Participant in any subsequent Performance Period, and designation of one Key Employee as a Participant shall not require designation of any other Key Employee as a Participant in such Performance Period or in any other Performance Period. All of the Performance Awards issued under the Performance Award Program to Covered Employees are intended to qualify as "performance-based compensation" under Section 162(m) of the Code.

8.2   Calculation of Performance Incentive Base Salary.  Within the first 90
      ------------------------------------------------
days of a Performance Period (or, if longer, within the maximum period allowed under Section 162(m) of the Code), the Committee shall calculate the Participant's Performance Incentive

Base Salary for the Performance Period then beginning. The Performance Incentive Base Salary for any Performance Period shall be the Participant's base salary as of the date the Performance Goal(s) for such Performance Period is set by the Committee. Once the Performance Incentive Base Salary is determined, the Performance Incentive Base Salary will not change for that Performance Period.

8.3   Procedure for Determining Awards.  With regard to a particular Performance
      --------------------------------
Period, the Committee shall, using its full discretion, select the length of such Performance Period. Within the first 90 days of a Performance Period (or, if longer, within the maximum period allowed under Section 162(m) of the Code), the Committee shall establish in writing for such Performance Period (i) the specific Performance Criteria that will be used to establish the Performance Goal(s) for such Performance Period and the kind(s) and/or level(s) of such Performance Goal(s) and (ii) an award matrix, detailing the Performance Award for each Participant if such Performance Goals are attained. The amount of a Participant's Performance Award will equal the product of the Participant's Incentive Base Salary and the percentage derived from the award matrix (the "Performance Formula"); provided, however, that in determining the size of an individual Award to be paid for a Performance Period, the Committee may, through the use of Negative Discretion, reduce or eliminate the amount of the Award earned under the Performance Formula for the Performance Period if, in its sole discretion, such reduction or elimination is appropriate.

8.4   Performance Awards: Cash or Deferred Compensation.  Of the Performance
      -------------------------------------------------
Award determined to be payable for any Participant at the end of any Performance Period, 20% must be placed into a deferred compensation account that is denominated in Common Stock share units. The deferred compensation may be a three-year account or a five-year account, at the Participant's election. Each Participant shall have the option to receive the remaining 80% of the Performance Award in any combination of the following three forms: cash, a credit to a three-year deferred compensation account that is denominated in Common Stock share units or a five-year deferred compensation account that is denominated in Common Stock share units. Each Participant who has received an award in a year shall make and deliver to the Company by December 31 of such year a written election with respect to the next year as to such method of payment of the Performance Award that may be granted for such next year and each other Participant shall make and deliver to the Company a written election as to the method of payment of a Performance Award within 10 days after receipt of written notice that such Participant is eligible to receive a Performance Award. Unless otherwise changed in writing by a Participant, the most recent annual election made by a Participant shall apply to subsequent years. Amounts contributed to a Participant's three-year deferred compensation account for a particular Performance

Award shall be denominated in Common Stock share units as follows: the amount of cash compensation credited to the three-year deferred compensation account shall be multiplied by 1.5 and divided by average of the closing price (the "Award Date Price") per share of Common Stock, on the primary securities exchange on which shares of Common Stock are traded, over the final 30 calendar days of the Performance Period for which the Performance Award was made. Amounts contributed to a Participant's five-year deferred compensation account for a particular Performance Award shall be denominated in Common Stock share units as follows: the amount of cash compensation credited to five-year deferred compensation account shall be multiplied by 2.0 and divided by the Award Date Price. The amount of share units credited to either a three-year deferred compensation account or the five-year deferred compensation account in excess of the quotient of (i) the cash compensation credited to such account with respect to a particular Performance Award divided by (ii) the applicable Award Date Price is defined as the "Restricted Performance Amount", and such quotient is defined as the "Vested Performance Amount." The final day of the Performance Period for a Performance Award is defined as the "Award Date."

      8.4.1 Any amounts that the Participant elects, pursuant to Section 8.4, be paid in cash shall be paid on the Award Payment Date;

      8.4.2 Amounts credited to a Participant's three-year deferred compensation account with respect to a particular Performance Award shall be paid to the Participant promptly after the third anniversary of the Award Date of such Performance Award. At the election of the Participant, submitted in writing prior to such third anniversary, such amounts shall be paid in shares of Common Stock equal to the Common Stock share units credited to such account or in cash in an amount equal to the product of the number of Common Stock share units credited to such account multiplied by the closing trading price per share of Common Stock on the primary securities exchange on which the Common Stock is traded on such third anniversary date (or, if such date is not a trading day, the next preceding trading day).

      8.4.3 Amounts credited to a Participant's five-year deferred compensation account with respect to a particular Performance Award shall be paid to the Participant promptly after the fifth anniversary of the Award Date of such Performance Award. At the election of the Participant, submitted in writing prior to such fifth anniversary, such amounts shall be paid in shares of Common Stock equal to the Common Stock share units credited to such account or in cash in an amount equal to the product of the number of Common Stock share units credited to such account multiplied by the closing trading price per share of Common Stock on the primary securities exchange on which the Common Stock is traded on such fifth anniversary date (or, if such date is not a trading day, the next preceding trading day).

  8.5 Deferred Compensation Accounts: Terms and Conditions.  Deferred
      ----------------------------------------------------
Compensation Accounts and shares of Common Stock to be issued pursuant thereto shall be subject to the following terms and conditions:

      8.5.1 Except as provided in this Section 8.5, the Participant shall not have, with respect to the Common Stock share units credited to a three-year or five-year deferred compensation account, any of the rights of a shareholder of the Company holding shares of the Common Stock; provided, however, that in the event of the payment of any cash dividends on the Common Stock based on a record date occurring while amounts are credited to a three-year or five-year deferred compensation account, the amount of such account shall be increased by a number of Common Stock share units equal to the quotient of the amount of such cash dividend per share of Common Stock divided by the closing price per share of Common Stock on the primary securities exchange on which the Common Stock is traded on the record date for such dividend, or the next preceding trading day if such record date is not a trading day on such exchange.

      8.5.2 The Restricted Performance Amount with respect to a particular Performance Award shall vest on a straight-line basis with such amount credited to a three-year deferred compensation account fully vesting three years after the applicable Award Date and such amount credited to a five-year deferred compensation account fully vesting five years after the applicable Award Date. The Vested Performance Amount shall be fully vested as of the Award Date. Upon a Participant's termination of employment during an unexpired Performance Restriction Period, any amount credited to a three-year or five-year deferred compensation account that has not yet vested shall be forfeited by that Participant.

8.6   Payment of Awards.
      -----------------

      8.6.1 Condition to Receipt of Awards. Except as provided in Sections 8.7 and 8.9, a Participant must be employed by the Company on the Performance Period's Award Payment Date to be eligible for an Award for such Performance Period.

      8.6.2 Limitation. A Participant shall be eligible to receive an Award for a Performance Period only if: (i) the Performance Goals for such Performance Period are achieved; and (ii) the Performance Formula as applied against such Performance Goals determines that all or some portion of the

      Performance Award has been earned by that Participant for the Performance Period.

      8.6.3 Certification. Following the completion of a Performance Period, the Committee shall meet to review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved. If the Committee certifies that the Performance Goals have been achieved, it shall, based upon application of the Performance Formula to the Performance Goals for such Performance Period, also calculate and certify in writing for each Participant what percentage of the Performance Award has been earned for the Performance Period. The Committee shall then determine the size of each Participant's Award for the Performance Period.

      8.6.4 Timing of Award Payments. The Performance Awards granted by the Committee for a Performance Period shall be paid to Participants on the Award Payment Date for such Performance Period, subject to deferral pursuant to Section 8.4.

      8.6.5 New Participants. Participants who commence employment by the Company after the Committee's selection of Participants for the Performance Period, as well as Key Employees who are selected by the Committee to be Participants after such date, shall, in the event Awards are paid for the Performance Period, be entitled to a pro rata Award. The amount of the pro rata Award shall be determined by multiplying the Award the Participant would have otherwise been paid if he or she had been a Participant for the entire Performance Period by a fraction, the numerator of which is the number of full months he or she was eligible as a Participant to participate in the Performance Award Program during the Performance Period and the denominator of which is the total number of full months in the Performance Period. For purposes of this calculation, a partial month of participation shall: (i) be treated as a full month of participation to the extent a Participant participates in the Performance Award Program for 15 or more days of such month; and (ii) not be taken into consideration to the extent the Participant participates in the Performance Award Program for less than 15 days of such month.

8.7   Termination of Employment During Performance Period.  In the event a
      ---------------------------------------------------
Participant's employment terminates prior to the Award Date for a Performance Period, such Participant shall not receive any amount in connection with such Performance Award and such Performance Award shall terminate. Notwithstanding the preceding sentence, if (i) such Participant's employment terminates because of death, Disability or Retirement or (ii) if such Participant served as a Nonemployee Director immediately prior to his acceptance of employment with the Company, upon the termination of such employment prior to the Award Date for a Performance Period, such Participant shall receive, if Awards are paid for such Performance Period, a pro rata Performance Award determined by multiplying the Performance Award the Participant would have otherwise been paid if he or she had been a Participant through the Award Date for the Performance Period by a fraction, the numerator of which is the number of full months he or she was a Participant during such Performance Period and the denominator of which is the total number of full months in the Performance Period. For purposes of this calculation, a partial month of participation shall: (1) be treated as a full month of participation to the extent a Participant participates in the Performance Award Program on 15 or more days of such month; and (2) not be taken into consideration to the extent the Participant participates in the Performance Award Program for less than 15 days of such month. Such pro rata Performance Award shall be paid in the form of cash no more than 120 days after the Award Payment Date for such Performance Award.

8.8   Maximum Award Payable.  Notwithstanding any provision contained in the
      ---------------------
Plan to the contrary, the maximum Performance Award payable to any one Participant under the Plan for a Performance Period, before adjustments to account for deferral of payment pursuant to Section 8.4 is $700,000.

8.9   Change of Control, Liquidation or Dissolution.
      ----------------------------------------------

      8.9.1 Dissolution, Liquidation. In the event of a proposed dissolution or liquidation of the Company, all vested amounts in a three-year or five-year deferred compensation account shall be paid to the Participants in cash in an amount equal to the product of (i) the sum of the Vested Performance Amount plus the vested portion of the Restricted Performance Amount multiplied by (ii) the Change in Control Price, as though such dissolution or liquidation constituted a Change in Control. All other amounts in such account shall be forfeited.

      8.9.2 Change in Control; Current Awards. Upon a Change in Control, any Participant in the Performance Award Program shall be paid, as soon as practicable but in no event later than thirty (30) days after the Change in Control, for an Award for each Performance Period in which the Participant was selected to participate and during which the Change in Control occurs ("Current Performance Period"). The amount of such payment for an Award shall be determined by assuming that the Performance Goal for such Current Performance Period was attained at a level of 100% or the equivalent thereof and determining the Performance Award that would have been payable for such Performance Period had the Performance Goal been attained at a level of 100% or the equivalent thereof.

      8.9.3 Change in Control; Deferred Compensation. Notwithstanding any contrary provision in the Plan, upon a Change in Control, no additional terms, conditions, restrictions or limitations shall be placed on a three-year or five-year deferred compensation account, and all vested amounts in a three-year or five-year deferred compensation account shall be paid to Participants in cash, in an amount equal to the product of (i) the sum of the Vested Performance Amount plus the vested portion of the Restricted Performance Amount multiplied by (ii) the Change in Control Price. All other amounts in such account shall be forfeited.

ARTICLE 9 - UNIT AWARD PROGRAM
---------   ------------------

9.1   In General.  Awards may be granted by the Committee to Key Employees in
      ----------
the form of Units. All Awards under the Plan granted to Covered Employees in the form of Units are intended to qualify as "performance-based compensation" under Section 162(m) of the Code.

9.2   Eligibility.  Only Key Employees shall be eligible to receive Awards of
      -----------
Units; provided that no Key Employee is eligible to receive an Award of Units in any calendar year in which that Key Employee is a Participant for purposes of a Performance Award under Article 8. Within the first 90 days of any Unit Cycle (or, if longer, within the maximum period allowed under Section 162(m) of the Code), the Committee shall select those Key Employees who will be Participants for purposes of Awards of Units for such Unit Cycle. The entitlement of any Participant to payment of an Award of Units for such Unit Cycle shall be decided solely in accordance with the provisions of this Article 9. Designation of a Key Employee as a Participant for a particular Unit Cycle shall not require designation of such Key Employee as a Participant in any subsequent Unit Cycle, and designation of one Key Employee as a Participant shall not require designation of any other Key Employee as a Participant in such Unit Cycle or in any other Unit Cycle.

9.3   Procedure for Determining Unit Awards.  With regard to grants of Units in
      -------------------------------------
any particular Unit Cycle, the Committee shall, using its full discretion, within the first 90 days of a Unit Cycle (or, if longer, within the maximum period allowed under Section 162(m) of the Code), establish in writing (i) Multipliers, which shall be a function of Combined Operating Ratio for each Unit Period within the Unit Cycle and Growth in Net Written Premiums for each Unit Period within the Unit Cycle, (ii) the Initial Dollar Value of all Units to be awarded in such Unit Cycle and (iii) the number of Units to be granted to each Participant. In establishing such Multipliers, the Committee shall consider return on equity implied by targeted Combined Operating Ratios and Growth in Net Written Premiums. An example of a chart establishing such Multipliers is attached as Exhibit A hereto.

9.4   Unit Grant Notice.  As soon as administratively practicable following a
      -----------------
grant of Units to a Key Employee, the Company shall provide such Key Employee a Unit Grant Notice which shall contain, among other things, a copy of the chart adopted by the Committee establishing the Multipliers applicable to such Units, the number of Units granted to the Participant and the Initial Value thereof.

9.5   Nontransferability of Units.  No Unit granted pursuant to the Plan shall
      ---------------------------
be transferable otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code.

9.6   Additional Terms and Conditions.  The Committee may, by way of the Unit
      -------------------------------
Grant Notice or otherwise, establish other terms, conditions, restrictions and/or limitations, if any, with respect to any grant of Units, provided they are not inconsistent with the Plan.

9.7   Valuation and Payment of Units.
      ------------------------------

      9.7.1 Annual Certification. Following the completion of a Unit Period for any Unit, the Committee shall meet to review and certify in writing the determination of the applicable Multiplier for such Unit. Based upon such Multiplier so calculated, the Committee shall calculate and notify each Participant of the Annual Dollar Value of the Unit. In the event the Multiplier for any Unit Period is zero, the value of the Units to which such Multiplier applies shall be zero.

      9.7.2 Three-year Certification. Upon the determination of the Annual Dollar Value for the third fiscal year of the Unit Cycle for a Unit, the Committee shall certify in writing the Final Dollar Value of the Unit and notify the Participant thereof.

      9.7.3 Conversion to Common Stock and Rights to Cash. As soon as administratively possible following the certification of the Multiplier applicable to Units for the third year of the Unit Cycle, the Company shall cause to be issued in the name of such Participant, and promptly deliver to such Participant, a certificate (the "Share Certificate") evidencing a number of shares of Common Stock equal to the quotient of (i) sixty percent (60%) of the sum of the Final Dollar Value of such Units divided by (ii) the average closing price per share of the Common Stock over the final 30 calendar days of the Unit Cycle on the primary securities exchange on which such shares are traded, rounded down to the nearest whole share (the remaining dollar amount not so converted into shares of common stock due to rounding is referred to herein as the "Fractional Amount").

      9.7.4 At the time the Share Certificate is delivered to the Participant, the Company shall pay to such Participant in cash an amount equal to forty percent (40%) of the Final Dollar Value of such Units plus the Fractional Amount with respect to Share Certificates then delivered, less applicable withholding for state and federal taxes (including taxes with respect to the Share Certificates).

      9.7.5 If the amount to be paid pursuant to paragraph 9.7.3 with respect to any Units held by such Participant is not sufficient to satisfy the Company's obligation to make withholding, pursuant to applicable federal and state law, for applicable taxes, the Company shall, at the request of the Participant, deduct and withhold from the Share Certificate the whole number of shares of Common Stock having a value (based on the closing price at which a share of Common Stock shall have sold on the final trading day of the Unit Cycle as reported on the listing of the primary securities exchange on which such shares are traded), rounded up to the nearest share, equal to such deficiency and shall deliver, in lieu of the Share Certificate, a new certificate evidencing such remaining shares of Common Stock.

9.8   New Participants.  Key Employees selected by the Committee to be
      ----------------
Participants for a Unit Cycle who commence employment with the Company after the Committee's initial selection of Participants for the Unit Cycle, as well as Key Employees who are selected by the Committee to be Participants for a Unit Cycle after such date, shall be entitled to a pro rata Award for the Unit Period in which such employment or selection commences. The amount of the pro rata Award shall be determined by multiplying the Award the Participant would otherwise have been paid if he or she had been a Participant for the entire Unit Period (i.e., the Annual Dollar Value for such Unit Period) by a fraction, the numerator of which is the number of full months he or she was eligible as a Participant to participate in the Unit Award Program during the Unit Period and the denominator of which is twelve (12). For purposes of this calculation, a partial month of participation shall: (i) be treated as a full month of participation to the extent a Participant participates in the Unit Award Program for 15 or more days of such month; and (ii) not be taken into consideration to the extent the Participant participates in the Unit Award Program for less than 15 days of such month. The amount of such Award will be deemed the Annual Dollar Value for such Unit Period for the purpose of determining both such amount and the Final Dollar Value.

9.9   Forfeiture Upon Cessation of Employment.  A Participant who ceases, at any
      ---------------------------------------
time before the expiration of the Unit Cycle for any Units awarded to such Participant, to be a full-time employee of the Company (defined as any employee of the Company employed on the basis of 40 hours per work week, or 2,080 hours per year, or the equivalent thereof) for any reason shall forfeit all rights to receive any payment pursuant to this Plan with respect to such Units; provided, however, in the event that cessation of such Participant's employment results from such Participant's death, Disability or Retirement, all Units applicable to such Participant, including Units for which the Unit Cycle shall not have elapsed, for which payment had not previously been made to such Participant pursuant to the term of this Plan shall, upon such event, be converted into the right to receive an amount in cash equal to the sum of (i) with respect to Units awarded to such Participant for which an applicable Unit Period shall have elapsed, the sum of the Annual Dollar Value for each elapsed Unit Period in the Unit Cycle and (ii) with respect to Units awarded to such Participant for which the applicable Unit Period shall not have elapsed, a pro rata portion of the Annual Dollar Value for the then-current Unit Period based on the portion of such Unit Period that had elapsed. Amounts, if any, payable under this Section
9.9 shall be paid as soon as administratively possible; provided that amounts payable hereunder with regard to Units for which the Unit Cycle shall not have elapsed shall not be paid until after the Annual Dollar Value for such Units for such Unit Cycle have been determined pursuant to this Article 9.

9.10  Change of Control, Liquidation or Dissolution.
      ---------------------------------------------

      9.10.1 Dissolution, Liquidation. In the event of a proposed dissolution or liquidation of the Company, each Unit awarded under the Plan shall terminate as of a date to be fixed by the Committee. At least thirty (30) days' written notice of the date so fixed shall be given to each Participant holding outstanding Units for which a Unit Period has elapsed (or other person entitled to receive payment in respect of such Units).
      On such date fixed by the Committee, the Company shall make payments to such Participants (or other persons entitled to receive payment in respect of such Units) in cash based on the Final Dollar Value of such Units being the sum of the Annual Dollar Value for such Units for the Unit Periods then elapsed.

      9.10.2 Change in Control. Notwithstanding any contrary provision in the Plan, upon a Change in Control, no additional terms, conditions, restrictions, or limitations shall be placed upon any Award granted under
      Article 9, and all Units, including Units for which the Unit Period shall not have elapsed, for which payment had not previously been made to a Participant pursuant to the term of this Plan shall, upon the Change of Control, be converted into the right to receive within thirty (30) days after such Change of Control occurs an amount in cash equal to the Final Dollar Value thereof. For the purpose of determining such Final Dollar Value, the Annual Dollar Value of a Unit with respect to any unelapsed Unit Period shall be determined by assuming that the Multiplier for such Unit Period is 100%.

9.11  Maximum Award Payable.  Notwithstanding any provision contained in the
      ---------------------
Plan to the contrary, the maximum Final Dollar Value of Units that may be awarded under the Plan in any calendar year to any Participant is $375,000.

 ARTICLE 10 - NONEMPLOYEE DIRECTOR AWARDS
 ----------   ---------------------------

10.1  In General.  Nonemployee Directors are eligible to (i) receive automatic
      ----------
grants of shares of Common Stock as part of the compensation for such Nonemployee Directors' Service and (ii) elect to receive Common Stock, Deferral Restricted Stock, or Deferral Stock Options in lieu of other cash compensation for Service.

10.2  Common Stock.
      ------------

      10.2.1 Awards of Common Stock. Each Nonemployee Director serving as a Director on the next day following the end of Integon's annual shareholder's meeting in each year ("Director Grant Date") shall automatically be awarded 1,650 shares of Common Stock on such Director Grant Date (or a portion of such shares of Common Stock if such Participant did not serve as a Director the entire period between the annual shareholders' meeting preceding the Director Grant Date and the Director Grant Date, which portion of such shares shall equal the portion of such period the Participant did serve as a Director).

      10.2.2  Rule 16b-3(c)(2)(ii)(B).  The provisions of Section 10.2 shall not
              -----------------------
      be altered or amended more than once every six months except as necessary to comply with the Code, the Employee Retirement Income Security Act, or the rules and regulations thereunder.

10.3  Common Stock, Deferral Restricted Stock, and Deferral Stock Options.
      -------------------------------------------------------------------

      10.3.1 Election. Each year, on the date of Integon's scheduled annual shareholders' meeting (or, for Nonemployee Directors whose Initial Election Date shall fall within the period of six months after such scheduled annual meeting, on such Initial Election Date), each Nonemployee Director may, subject to any approval by the shareholders of the Company required by Rule 16b-3, make an irrevocable election to receive, in lieu of all or any part of the cash compensation to which such member would otherwise be entitled as a member of the Board (other than reimbursement of expenses and/or individual meeting fees) for the period from the annual shareholders' meeting to the day prior to the following annual meeting, either (i) Common Stock, (ii) Deferral Restricted Stock or (iii) Deferral Stock Options, but not in any combination of the three, provided, however, that a

      Participant may make his or her first election on, or at any time prior to, his or her Initial Election Date. An election made hereunder shall be effective, beginning on the Initial Election Date or the annual meeting dates following such a Initial Election Date, for the grant of such number of:
      (i) shares of Common Stock, (ii) shares of Deferral Restricted Stock or
      (iii) Deferral Stock Options, as is determined by the Committee at the Effective Date to constitute an amount of Common Stock, Deferral Restricted Stock, or Deferral Stock Options equivalent to the cash compensation elected to be foregone. In making such determination of equivalency for purposes of Common Stock and Deferral Restricted Stock, the Committee shall use the average of the closing price at which a share of Common Stock shall have been traded over the 30 calendar days ending with the date of the grant of such Common Stock or Deferral Restricted Stock on the primary securities exchange on which the Common Stock is then traded. In making such determination of equivalency for purposes of Deferral Stock Options, the Committee shall rely upon the Black-Scholes option pricing model, determining such equivalency as of the Effective Date of such Deferral Stock Option.

      Each such election shall be in writing and shall be delivered to the Secretary of the Company. The Effective Date of any such Deferral Award shall be the date six months after such Nonemployee Director's Initial Election Date and, for subsequent elections on the date of Integon's annual shareholders' meeting, the date six months after such meeting.

      10.3.2  Terms and Conditions of Deferral Restricted Stock.

              10.3.2.1 Subject to the provisions of the Plan, until the expiration of the Deferral Restriction Period, the Participant shall not be permitted to hold, sell, assign, transfer, pledge or otherwise encumber shares of Deferral Restricted Stock.

              10.3.2.2 Except as provided in this Section 10.3, the Participant shall have, with respect to the shares of Deferral Restricted Stock, all of the rights of a shareholder of the Company holding shares of the Common Stock, including, if applicable, the right to vote the shares and the right to receive any cash dividends. Dividends payable in Common Stock shall be paid in the form of additional whole shares of Deferral Restricted Stock on which such dividend was paid (based on the closing price per share of the Common Stock on the primary securities exchange which the Common Stock is traded as of the record date for such dividend, or the next preceding trading day if the record date is not a trading day on such exchange), held subject to the same conditions and restrictions of the underlying Deferral Restricted Stock, with any fractional share amounts paid in cash on the payment date of such dividend.

              10.3.2.3 Except to the extent otherwise provided in this Section 10.3, upon a Participant's termination of Service during an unexpired Deferral Restriction Period, all shares subject to such unexpired Deferral Restriction Period held by that Participant shall be forfeited. In the event of the termination of Service of a Participant in the Deferral Restricted Period because of death, Disability or Retirement, the unexpired Deferral Restriction Period applicable to Deferral Restricted Stock held by that Participant shall lapse and shares of such Deferral Restricted Stock shall become free of all restrictions and become fully vested and transferable. Notwithstanding any contrary provision in the Plan, upon a Change in Control, no additional terms, conditions, restrictions, or limitations shall be placed upon any Deferral Restricted Stock granted under this Article 10, and the unexpired Deferral Restriction Period applicable to each share of Deferral Restricted Stock outstanding under this Plan shall lapse and each share of such Deferral Restricted Stock shall become free of all restrictions and become fully vested and transferable.

              10.3.2.4 Each Deferral Restricted Stock award shall be confirmed by, and be subject to the terms of, a Deferral Stock Agreement.

              10.3.2.5 Deferral Restricted Stock Certificates. Shares of Deferral Restricted Stock shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates. Any certificate issued in respect of shares of Deferral Restricted Stock shall be registered in the name of such Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Deferral Restricted Stock, substantially in the following form:

                   "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Integon Corporation Amended and Restated Omnibus Long-Term Performance Incentive Compensation Plan. Copies of such Plan and Agreement are on file at the offices of Integon Corporation, 500 West Fifth Street, Winston-Salem, North Carolina 27152."

              The Committee may require that the certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Award of Deferral Restricted Stock, the Participant shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such Award.

              If and when the applicable Deferral Restriction Period expires without a prior forfeiture of the Deferral Restricted Stock, unlegended certificates for such shares shall be delivered to the Participant upon surrender of the legended certificates.

      10.3.3  Terms and Conditions of Deferral Stock Options.

              10.3.3.1 Exercise Price. The price at which Common Stock may be purchased upon exercise of a Deferral Stock Option shall be not less than 100% of the fair-market value of the Common Stock, as determined by the Committee, on the date of grant of such Deferral Stock Options.

              10.3.3.2 Vesting. Subject to the provisions of Sections 10.3.3.3 and 10.3.3.4, after one year from the Effective Date of such Deferral Stock Option, such Deferral Stock Option shall become exercisable for all shares of Common Stock covered thereby.

              10.3.3.3 Acceleration due to Termination of Service, Change in Control. If the Service of any Participant ends during the one-year period for which cash compensation has been waived, such Participant's rights in such Deferral Stock Option shall be as follows:

                   10.3.3.3.1 Upon the termination of such Nonemployee Director's Service because of death, Disability or Retirement during such one-year period, each unexercised Deferral

                   Stock Option held by that Nonemployee Director shall become immediately exercisable as to 100% of the shares of Common Stock covered thereby;

                   10.3.3.3.2 Upon the termination of such Nonemployee Director's Service during such one-year period for any reason other than death, Disability or Retirement, a portion of the shares of Common Stock covered thereby shall become immediately exercisable as follows:

                        10.3.3.3.2.1 The shares of Common Stock covered by a Deferral Stock Option attributable to the election to forgo cash compensation for the one-year period in which such Participant's Service terminates shall be prorated and such Option shall become immediately exercisable to the extent of that portion of the shares of Common Stock attributable to the time of Service during that 1 year period; and

                        10.3.3.3.2.2 As to the balance of the shares of Common Stock covered by such Deferral Stock Option for such 1 year period, such option shall lapse immediately.

                   Notwithstanding any contrary provision in the Plan, upon a Change in Control, no additional terms, conditions, restrictions, or limitations shall be placed upon any Deferral Stock Option granted under this Article 10, and each Deferral Stock Option outstanding shall become immediately exercisable as to all of the shares of Common Stock covered thereby. In addition, upon a Change in Ownership, each outstanding Deferral Stock Option granted under this Article 10 shall be converted into the right to receive, as soon as practicable but in no event later than thirty (30) days after the Change in Ownership, for each share of Common Stock purchasable under such Deferral Stock Option an amount in cash equal to the difference between the Change In Control Price and the per share exercise price of such Deferral Stock Option. In the event that exercise price of an outstanding Deferral Stock Option is equal to or greater than the Change In Control Price, such Deferral Stock Option shall have a value of zero, shall be cancelled, and the owner thereof shall not be entitled to receive any payment.

              10.3.3.4 Term of Exercisability. Once any portion of a Deferral Stock Option becomes exercisable, it shall remain exercisable only for the lesser of (i) 10 years after the date of grant (or such lesser number of years as the Committee shall determine) or (ii) 1 year (or such greater number of years as the Committee shall determine) after the Service of a Participant terminates for any reason.

              10.3.3.5 Exercise and Payment. Upon exercise, the option price of a Deferral Stock Option may be paid in cash, shares of Common Stock, a combination of the foregoing, or such other consideration as the Committee may deem appropriate. The Committee shall establish appropriate methods for accepting Common Stock, whether restricted or unrestricted, and may impose such conditions as it deems appropriate on the use of such Common Stock to exercise a stock option. Subject to Section 15.8, stock options awarded under the Plan may be exercised by way of a broker-assisted exercise program, provided such program is available at the time of the option's exercise. The Committee may permit a Participant to satisfy any amounts required to be withheld under the applicable federal, state and local tax laws in effect from time to time, by electing to have the Company withhold a portion of the shares of Common Stock to be delivered for the payment of such taxes.

              10.3.3.6 Option Agreements. Each Award of a Deferral Stock Option under this Plan shall be evidenced by a written agreement signed by the Nonemployee Director and containing such terms and conditions as the Committee may determine from time to time pursuant to this Plan.

      10.3.4 Rule 16b-3 Compliance. The grant of Common Stock, Deferral Restricted Stock, and Deferral Stock Options is intended to comply in all respects with Rule 16b-3(d)(1) of the Exchange Act such that the grant of all Common Stock, Deferral Restricted Stock, and Deferral Election Stock Options issued under the Plan shall be exempt from Section 16(b) of the Exchange Act.

ARTICLE 11 - MISCELLANEOUS
----------   -------------

11.1  Withholding Taxes.  The Company shall be entitled to deduct from any
      -----------------
payment under the Plan, regardless of the form of such payment, the amount of all applicable income and employment taxes required by law to be withheld with respect to such payment or may require the Participant to pay to it such tax prior to and as a condition of the making of such payment. In accordance with any applicable administrative guidelines it establishes, the Committee may allow a Participant to pay the amount of taxes required by law to be withheld from an Award by withholding from any payment of Common Stock due as a result of such Award, or by permitting the Participant to deliver to the Company, shares of Common Stock having a fair-market value, as determined by the Committee, equal to the amount of such required withholding taxes.

11.2  Amendments to Awards.  The Committee may at any time unilaterally amend
      --------------------
any unexercised, unearned, or unpaid Award, except Awards made under Article 10, including, but not by way of limitation, Awards earned but not yet paid, to the extent it deems appropriate; provided, however, that any such amendment which, in the opinion of the Committee, is adverse to the Participant shall require the Participant's consent.

11.3  Regulatory Approvals and Listings.  Notwithstanding anything contained in
      ---------------------------------
this Plan to the contrary, the Company shall have no obligation to issue or deliver certificates of Common Stock evidencing any Award resulting in the payment of Common Stock prior to (i) the obtaining of any approval from any governmental agent that the Company shall, in its sole discretion, determine to be necessary or advisable, (ii) the admission of such shares to listing on the stock exchange on which the Common Stock may be listed and (iii) the completion of any registration or other qualification of said shares under any state or federal law or ruling of any governmental body that the Company shall, in its sole discretion, determine to be necessary or advisable.

11.4  No Right to Continued Employment or Grants. Participation in the Plan
      ------------------------------------------
shall not give any Key Employee or Nonemployee Director any right to remain in the employ or Service of the Company. Integon, or, in the case of employment with a Subsidiary, the Subsidiary, reserves the right to terminate any Employee at any time, subject to the provisions of any employment agreement with such Key Employee. Further, except as provided in Article 10, the adoption of this Plan shall not be deemed to give any Key Employee, Nonemployee Director or any other individual any right to be selected as a Participant or to be granted an Award.

11.5  Amendment/Termination.  The Committee may suspend or terminate the Plan at
      ---------------------
any time with or without prior notice. In addition, except as otherwise expressly provided, the Committee may, from time to time and with or without prior notice, amend the Plan in any manner, but may not without shareholder approval adopt any amendment that would require the vote of the shareholders of Integon pursuant to Section 16 of the Exchange Act or Section 162(m) of the Code, but only insofar as such amendment affects Covered Employees. Upon a Change In Control no action, including, but not by way of limitation, the amendment, suspension or termination of the Plan, shall be taken which would affect the rights of any Participant or the operation of the Plan with respect to any Award to which the Participant may have become entitled hereunder on or prior to the date of the Change In Control or to which he or she may become entitled as a result of such Change In Control.


11.6  Governing Law.  The Plan shall be governed by and construed in
      -------------
accordance with the laws of the State of North Carolina, except as superseded by applicable federal law.

11.7  No Right, Title, or Interest in Company Assets.  No Participant shall have
      ----------------------------------------------
any rights as a shareholder as a result of participation in the Plan until the date of issuance of a stock certificate in his or her name and, in the case of shares of Common Stock, such rights are granted to the Participant under the Plan. To the extent any person acquires a right to receive payments from the Company under the Plan, such rights shall be no greater than the rights of an unsecured creditor of the Company and the Participant shall not have any rights in or against any specific assets of the Company. All of the Awards granted under the Plan shall be unfunded.

11.8  Section 16 of the Exchange Act.  In order to avoid any Exchange Act
      ------------------------------
violations, the Committee may, from time to time, impose additional restrictions upon an Award, including but not limited to, restrictions regarding tax withholdings and restrictions regarding the Participant's ability to exercise Awards under any broker-assisted exercise program.

11.9  No Guarantee of Tax Consequences.  No person connected with the Plan in
      --------------------------------
any capacity, including, but not limited to, Integon and its Subsidiaries and their directors, officers, agents and employees makes any representation, commitment, or guarantee that any tax treatment, including, but not limited to, federal, state and local income, estate and gift tax treatment, will be applicable with respect to amounts deferred under the Plan, or paid to or for the benefit of a Participant under the Plan, or that such tax treatment will apply to or be available to a Participant on account of participation in the Plan.

11.10 Compliance with Section 162(m).  If any provision of the Plan would cause
      ------------------------------
the Awards granted to a Covered Person not to qualify as "performance-based compensation" under Section 162(m) of the Code, that provision, insofar as it pertains to the Covered Person, shall be severed from, and shall be deemed not to be a part of this Plan, but the other provisions hereof shall remain in full force and effect.

11.11 Funding of Cash Payments.  The Company shall fund cash payments under this
      ------------------------
Plan from its general assets and shall not maintain any designated or segregated fund for such purposes.

11.12 Legal Fees.  Integon shall pay all legal fees and related expenses
      ----------
incurred by a Participant in seeking to obtain or enforce any payment, benefit or right he or she may be entitled to under the Plan after a Change in Control or a Change in Ownership; provided, however, the Participant shall be required to repay any such amounts to Integon to the extent a court of competent jurisdiction issues a final and non-appealable order setting forth the determination that the position taken by the Participant was frivolous or advanced in bad faith.

                                   EXHIBIT A

                          SAMPLE CHART OF MULTIPLIERS

                            Combined Operating Ratio

                       FF.0%     EE.5%      EE.0%       DD.5%       DD.0%      CC.5%      CC.0%     BB.5%     BB.0%      AA.5%**
                       ---------------------------------------------------------------------------------------------------------
                 A%*                                    71.8%       81.9%      91.9%      101.9%    111.9%    122.0%     132.0%

                 B%                                     75.7%       86.2%      96.6%      107.0%    117.3%    127.7%     138.0%

                 C%                                     79.1%       90.1%     101.0%      111.9%    122.8%    133.5%     144.2%

                 D%                           71.3%     82.7%       94.0%     105.3%      116.6%    127.9%    139.2%     150.4%

                 E%                           73.0%     84.4%       95.9%     107.4%      118.9%    130.4%    141.9%     153.4%

Growth in        F%                           74.7%     86.3%       97.9%     109.6%      121.3%    132.9%    144.6%     156.3%

Net Written      G%                           76.4%     88.2%      100.0%     111.8%      123.6%    135.5%    147.3%     159.2%

Premiums         H%                           78.2%     90.1%      102.1%     114.1%      126.0%    138.1%    150.1%     162.1%

                 I%                           79.9%     92.1%      104.2%     116.4%      128.5%    140.7%    152.9%     165.1%

                 J%                           81.7%     94.0%      106.4%     118.7%      131.1%    143.4%    155.8%     168.1%

                 K%               70.9%       83.4%     96.0%      108.5%     121.0%      133.6%    146.1%    158.7%     171.2%

                 L%               72.5%       85.2%     97.9%      110.7%     123.4%      136.1%    148.9%    161.6%     174.3%

                 M%               74.1%       87.0%     99.9%      112.9%     125.8%      138.7%    151.7%    164.6%     177.5%
                 N%               75.7%       88.8%    102.0%      115.1%     128.2%      141.3%    154.5%    167.6%     180.7%
                       ---------------------------------------------------------------------------------------------------------

________________
* or less

** or greater

No payments shall be due with respect to Units to the extent Growth in Net Written Premiums is less than A%, Combined Operating Ratio is greater than EE.5% or with respect to boxes in the chart left blank.

The foregoing chart has been prepared on an arbitrary basis and is provided to illustrate the application of the Plan. Letters have been substituted for numbers in Growth in Net Written Premiums and Combined Operating Ratio to avoid any implication that the foregoing chart presents a projection of the Company's operating results.